UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2019, BioLife Solutions, Inc. (the “Company”) completed its 2019 annual meeting of stockholders (the “Annual Meeting”). The number of shares of stock entitled to vote at the Annual Meeting was 19,229,922 consisting of 18,731,386 shares of common stock and 498,536 shares of unvested restricted stock (collectively, the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 12,650,101 shares. At the Annual Meeting, the Company’s stockholders (i) re-elected Raymond Cohen, Thomas Girschweiler, Andrew Hinson, Michael Rice, and Joseph Schick as directors, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, and (iii) approved, on a non-binding, advisory basis, the frequency of one year for the Company to hold advisory votes on its executive compensation and (iv) ratified the appointment of Peterson Sullivan LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Raymond Cohen, Thomas Girschweiler, Andrew Hinson, Michael Rice, and Joseph Schick were elected to serve until the 2020 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Raymond Cohen	6,362,248	1,155,766	5,132,087
Thomas Girschweiler	7,031,942	486,072	5,132,087
Andrew Hinson	6,629,023	888,991	5,132,087
Michael Rice	7,375,815	142,199	5,132,087
Joseph Schick	7,386,316	131,698	5,132,087

Proposal No. 2 – Approval, by non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,106,727	396,390	14,897	5,132,087

Proposal No. 3 – Approval, by non-binding advisory vote, on the frequency of advisory votes on the Company’s executive compensation

The frequency of one year for future advisory votes on the Company’s executive compensation was approved by non-binding advisory vote. The voting results were as follows:

3 Years	2 Years	1 Year	Abstentions
2,802,561	20,415	4,682,956	12,082

Proposal No. 4 – Ratification of the appointment of independent registered public accounting firm

The appointment of Peterson Sullivan LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
12,564,213	47,525	38,363	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: June 18, 2019	By:	/s/ Roderick de Greef
Roderick de Greef
Chief Financial Officer